                                                                   EXHIBIT 3(c)

TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE EHGRAVED CERTIFICATE WHEN
                               READY FOR DELIVERY

     COMMON SHARES                                            COMMON SHARES
[COMMON SHARES LOGO]     [RETAIL VENTURES INC LOGO]      [COMMON SHARES LOGO]

 THIS CERTIFICATE IS                                        CUSIP 76128Y 102
   TRANSFERABE IN                                            SEE REVERSE FOR
   CLEVELAND, OHIO                                         CERTAIN DEFINITIONS
 NEW YORK, NEW YORK

THIS CERTIFIES THAT

IS THE OWNER[ILLEGIBLE] OF

         FULLY PAID AND NONASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF

Retail Ventures, Inc. transferable on the basis of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the Corporation has caused this certificate to be signed by the fecsirrale signatures of its duly authorized officers.

DATED:

/s/ JAMES A McGRADY                                       /s/ JAY SCHOTTENSTEIN

      SECRETARY                                                   CHAIRMAN

COUNTERSIGNED AND REGISTERED:
                 NATIONAL CITY BANK
                   (Cleveland, Ohio)

                                                TRANSFER AGENT
                                                AND REGISTRAR
BY
                                             AUTHORIZED SIGNATURE

                              RETAIL VENTURES, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS WITHIN FIVE DAYS AFTER RECEIPT OF SUCH REQUEST. A STATEMENT OF THE EXPRESS TERMS OF EACH CLASS AND OF EACH SERIES OF EACH CLASS OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUEST SHOULD BE IN WRITING AND ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this [ILLEGIBLE], shall be construed so though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT- _________Custodian_________
TEN ENT - as tenants by the [ILLEGIBLE]                           (Cust)            (Minor)
JT TEN  - as joint tenants with right of              Undor Uniform Gifts to Minors
          survivorship and not as tenante                   Act_________________
          in common                                                  (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ______________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE PRINT OR INSERT SOCIAL SECURITY OR
 OTHER IDENTIFIED NUMBER OF ABSENCE

___________________________________

________________________________________________________________________________
                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ATTORNEY.
TO TRANSFER THE SAID SHARES ON THE BOOK OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated:_____________          Signature(s): ___________________________________
                                           NOTICE: THE SIGNATURE(S) TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME(S) AS WRITTEN UPON THE FACE OF
                                           THE CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION ON ENLARGEMENT,
                                           OR ANY CHANGE WHATEVER.

                 Singnature(s) Guaranteed: ___________________________________
                                           THE SIGNATURE(S) SHOULD BE
                                           GUARANTEED BY AN ELIGIBLE GUARANTOR
                                           INSTITUTION SUCH AS A SECURITIES
                                           [ILLEGIBLE]/DEALER COMMERCIAL BANK,
                                           TRUST COMPANY, SAVINGS ASSOCIATION OR
                                           A CREDIT UNION PARTICIPATING IN A
                                           MEDALLION PROGRAM.

                                     [SEAL]

    AMERICAN BANK NOTE COMPANY                      PRODUCTION COORDINATOR: LIBA MARTIN: 215-[ILLEGIBLE]-0625
      55th and SANSOM STREET                                   PROOF OF JANUARY 20, 2003
     PHILADELPHIA. PA 19199                                              RETAIL
        (215) 764-8500
-------------------------------------------------   ---------------------------------------------------
   SALES: B.ROTH: 72-833-0335                               OPERATOR:                    HJ
-------------------------------------------------   ---------------------------------------------------
/HOME IS/LIVE JOES/R/RETAIL 76397                                          NEW
-------------------------------------------------   ---------------------------------------------------